                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 13, 2002



                                LPA HOLDING CORP.
             (Exact name of registrant as specified in its charter)




                       See Table of Additional Registrants



         DELAWARE                        333-56239-01         43-1144353
(State or other jurisdiction of          (Commission        (I.R.S. Employer
 incorporation or organization)          File Number)     Identification Number)

                        8717 WEST 110TH STREET, SUITE 300
                           OVERLAND PARK, KANSAS 66210
                                 (913) 345-1250
    (Address and Telephone Number of Registrant's Principal Executive Office)


                             ADDITIONAL REGISTRANTS

                                          JURISDICTION OF           COMMISSION               IRS EMPLOYER
                NAME                       INCORPORATION            FILE NUMBER           IDENTIFICATION NO.
-------------------------------------    -------------------    --------------------    -----------------------
La Petite Academy, Inc.                       Delaware               333-56239                43-1243221

 ITEM 5. OTHER EVENTS

On September 13, 2002, LPA Holding Corp. ("Holding") and its wholly owned subsidiary, La Petite Academy, Inc. ("La Petite" and, together with Holding and its subsidiaries, the "Company"), announced that they expect to take a charge to earnings in connection with the preparation of the audited financial statements for the fiscal year ended June 30, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
                   .

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

Number   Description of Exhibits

99.1     Press Release dated September 13, 2002.

SIGNATURE
--------------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     LPA HOLDING CORP.

Dated September 13, 2002                             /s/ Gary A. Graves
                                                     -------------------

                                                     By:  Gary A. Graves

                                                     Chief Operating Officer and
                                                     duly authorized
                                                     representative of the
                                                     registrant

SIGNATURE
--------------------------------------------------------------------------------
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     LA PETITE ACADEMY, INC.

Dated September 13, 2002                             /s/ Gary A. Graves
                                                     --------------------

                                                     By:  Gary A. Graves

                                                     Chief Operating Officer and
                                                     duly authorized
                                                     representative of the
                                                     registrant

                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibits
-------           -----------------------

99.1              Press Release dated September 13, 2002.